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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)          May 10, 1999
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                                BI Incorporated
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            (Exact name of registrant as specified in its charter)


    Colorado                       0-12410                     84-0769926
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(State or other                 (Commission                 (I.R.S. Employer
jurisdiction                    File Number)                Identification No.)
of incorporation)


6400 Lookout Road, Boulder, Colorado                              80301
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (303) 218-1000
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               (Former name or former address, if changed since last report.)
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Item 4.  Change in Registrant's Certifying Accountant.

     (a)   (i)  On May 10, 1999, BI Incorporated dismissed
PricewaterhouseCoopers LLP as its independent accountants.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii) The Registrant's Audit Committee recommended and approved the decision to change independent accountants.

     (iv) In connection with its audits for the two most recent fiscal years and through May 10, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is either filed as Exhibit 16 to this Form 8-K or will be filed in an amendment to this Form 8-K within ten business days of May 17, 1999.

(b) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of May 10, 1999.

Item 7.  Financial Statement and Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.    Description of Exhibit
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16             Letter of PricewaterhouseCoopers LLP dated May 10, 1999

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BI Incorporated.
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                                        (Registrant)


May 17, 1999                            By  /s/ Jacqueline Chamberlin
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(Date)                                          (Signature)
                                                Jacqueline Chamberlin
                                                Chief Financial Officer


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